UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_________________

FORM 8-K
________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 10, 2015

InsPro Technologies Corporation
(Exact name of registrant as specified in charter)

Delaware	333-123081	98-0438502
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 N. Radnor-Chester Road

Suite B-101

Radnor, Pennsylvania 19087
(Address of principal executive offices)

(484) 654-2200
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On September 9, 2015, InsPro Technologies, Inc. (the “Company”) filed a Certificate of Amendment to Certificate of Designation of Series B Convertible Preferred Stock of the Company (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware. The Certificate of Amendment became effective upon filing and increases the number of authorized shares of Series B Convertible Preferred Stock of the Company from 5,000,000 to 11,000,000.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSPRO TECHNOLOGIES CORPORATION

Date:	September 16, 2015	By:	/s/ Anthony R. Verdi
		Name: Title:	Anthony R. Verdi Chief Financial Officer